SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 26, 2005

GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-23113	75-1656431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Arkansas
Mount Pleasant, Texas		75455
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (903) 572-9881

Item 2.02.  Disclosure of Results of Operations and Financial Conditions.

Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 - Press Release issued by Guaranty Bancshares, Inc. dated July 26, 2005.

Item 9.01.  Financial Statements and Exhibits.

          On July 26, 2005, Guaranty Bancshares, Inc. publicly disseminated a press release announcing its financial results for the second quarter and for the year ended June 30, 2005.   A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCSHARES, INC.

Dated: July 27, 2005	By:	/s/ CLIFTON A. PAYNE

Clifton A. Payne
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Guaranty Bancshares, Inc. dated July 26, 2005.